UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

FRANKLIN BSP LENDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2023, Franklin BSP Lending Corporation (the “Corporation”) and a wholly-owned, consolidated special purpose financing subsidiary of the Corporation, FBLC 57th Street Funding, LLC (the “Subsidiary”), entered into a Second Amendment (the “Second Amendment”) to the Amended and Restated Loan and Security Agreement, dated as of April 12, 2021, by and among the Corporation, the Subsidiary, JPMorgan Chase Bank, National Association, as administrative agent (“JPM”), U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator and U.S. Bank National Association as securities intermediary (as amended and together with the Second Amendment, the “Loan and Security Agreement”). The Second Amendment, among other things, (1) extends the maturity date of the Loan and Security Agreement from August 28, 2025 to September 15, 2027, (2) changes the applicable margin for advances made to the Subsidiary under the Loan and Security Agreement from SOFR plus 3.00% (subject to further increases consistent with the terms of the Loan and Security Agreement) to SOFR plus 2.80% (subject to further increases consistent with the terms of the Loan and Security Agreement), which is inclusive of an administrative agent fee, (3) extends the reinvestment period from August 28, 2024 to September 15, 2026, (4) increases the financing amount for which the Subsidiary can submit a commitment increase request up to $800,000,000, and (5) amends the unused commitment fee of 0.75% to include the administrative agent fee. The Subsidiary paid an upfront fee and incurred other customary costs and expenses in connection with the Second Amendment.

The description of the Second Amendment in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Second Amendment, a copy of which will be filed with the Corporation’s Form 10-Q for the fiscal quarter ended September 30, 2023.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP LENDING CORPORATION

Date: September 19, 2023	By:	/s/ Nina K. Baryski
	Name:	Nina K. Baryski
	Title:	Chief Financial Officer and Treasurer